

# Q4 2024 Earnings Call

RGC Resources

December 5, 2024

# Forward-Looking Statements

The statements in this presentation contain forward-looking statements that relate to future transactions, events or expectations. In addition, Resources may announce or publish forward-looking statements relating to such matters as anticipated financial performance, business prospects, investments, inflation, rate making, technological developments, new products, research and development activities, operational impacts and similar matters. These statements are based on management's current expectations and information available at the time of such statements and are believed to be reasonable and are made in good faith. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development and results of the Company's business include, but are not limited to those set forth in the following discussion and within Items 1A "Risk Factors" and 1C "Cybersecurity" of the Company's 2024 Annual Report on Form 10-K filed with the Securities and Exchange Commission, which is available at www.sec.gov and on the Company's website at www.rgcresources.com. These factors are difficult to predict and many are beyond the Company's control. Accordingly, while the Company believes its forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience or that the expectations derived from them will be realized. When used in the Company's documents or news releases, the words "anticipate," "believe," "intend," "plan," "estimate," "predict," "target," "expect," "objective," "projection," "potential," "forecast," "budget," "assume," "indicate" or similar words or future or conditional verbs such as "will," "would," "should," "can," "could," "may" or "might" are intended to identify forward-looking statements.

Forward-looking statements reflect the Company's current expectations only as of the date they are made. The Company assumes no duty to update these statements should expectations change or actual results differ from current expectations except as required by applicable laws and regulations.

# Agenda

- Operational and Financial Highlights
  - Regulatory
  - Fiscal 2024
- 2025 Outlook
- Questions


HAMBURGERS

# Regulatory Update

## Rate Case

- $4.08M additional annual revenue
- 9.90% ROE, 59% equity ratio
- 5-year Depreciation Study approved
- Expect final order Q2 2025

## Riders

- SAVE
- RNG



# Customer and Infrastructure Growth

| Expansion | Renewal |
| --- | --- |
| 2.5 miles main | 5.4 miles main |
| 631 services | 412 services |

# QTD Gas Volumes



DTHs Delivered
Q4 2024
Q4 2023
1,200
1,000
800
600
400
200
-
Thousands
Residential
Commercial
Industrial

## Q4 2024 vs Q4 2023

| | |
|---|---|
| **Total Volumes** | **(5%)** |
| **Commercial & Industrial Volumes** | **(4%)** |
| **Heating Degree Days** | **12 vs 8** |

# Full-Year Gas Volumes



DTHs Delivered
2024
2023
Thousands
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
Residential
Commercial
Industrial

**2024 vs 2023**

| | |
|---|---|
| **Total Volumes** | **(1%)** |
| **Commercial & Industrial Volumes** | **-%** |
| **Heating Degree Days** | **(6%)** |

# Roanoke Gas CapEx



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
Millions
2024
2023



MVP Growth $3.2
Customer Growth & System Expansion $4.4
SAVE Rider $10.4
Utility & IT Upgrades $4.1



**$3.2 million or 12.7% decrease**

# Consolidated Financial Results

## For the periods ended September 30,

*(Presented in thousands, except per share data)*

| | Three Months Ended | | Twelve Months Ended | |
|---|---|---|---|---|
| | 2024 | 2023 | 2024 | 2023 |
| Operating revenues | $ 13,104 | $ 12,468 | $ 84,641 | $ 97,440 |
| Operating expenses | 12,861 | 11,723 | 67,559 | 79,761 |
| Operating income | 243 | 745 | 17,082 | 17,679 |
| Equity in earnings of unconsolidated affiliate | 872 | 1,561 | 3,852 | 2,085 |
| Other income, net | 888 | 443 | 1,029 | 646 |
| Interest expense | 1,735 | 1,430 | 6,505 | 5,619 |
| Income before income taxes | 268 | 1,319 | 15,458 | 14,791 |
| Income tax expense | 127 | 305 | 3,697 | 3,492 |
| Net income | **$ 141** | **$ 1,014** | **$ 11,761** | **$ 11,299** |
| | | | | |
| Basic earnings per share | **$ 0.01** | **$ 0.10** | **$ 1.16** | **$ 1.14** |
| Diluted earnings per share | **$ 0.01** | **$ 0.10** | **$ 1.16** | **$ 1.14** |

# 2025 Outlook

- Growth
- Capital
- Drivers
- Earnings Per Share



# 2025 Growth

- New housing
- Carilion, VTC, FBRI Medical Corridor
- Industrial and commercial
- Franklin County


DEERE

# 2025 Capital Forecast


19%
11%
44%
26%

| | |
|---|---|
| SAVE & Renewals | $ 9.5 |
| Utility & IT Upgrades | 5.6 |
| Customer Growth & System Expansion | 4.1 |
| MVP Growth | 2.4 |
| Total | $ 21.6 |

# 2025 Drivers

- New rates address inflation
- Prudent expense management
- Interest rates trending favorably
- RGC Midstream contribution to EPS modest
- $3.2M expected cash from MVP
- Dividend raised 3.8% to $0.83/share

# Earnings Per Share


$1.30
$1.24
$1.18
$1.12
$1.06
$1.00
$1.25
$1.16
$1.18
2024 Actual
2025 Forecast
Dividend Payout Ratio:
66%
70%
EPS
Range

RGC Resources™